UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:	August 13, 2003

Date of earliest event reported:	August 12, 2003

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2837108

(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street
P.O. Box 458
Ephrata, PA 17522-0458	17522

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(717) 733-4101

Item 9. Regulation FD Disclosure

     The following information is being filed pursuant to Item 9 and Item 12: On August 12, 2003, D&E Communications, Inc. issued the press release summarizing second quarter 2003 earnings, which is attached hereto as Exhibit 99, and incorporated into this Item 12 by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

D&E COMMUNICATIONS, INC.

	By:	/s/ Thomas E. Morell

Thomas E. Morell Senior Vice President, Chief Financial Officer and Treasurer

Date: August 13, 2003

Exhibit Index

Exhibit 99 – Press Release dated August 12, 2003.